PARTICIPATION AGREEMENT (VARIABLE ANNUITY) FOR RETAIL MUTUAL FUNDS


         THIS AGREEMENT, dated as of the 20th day of January 2006, by and among Security Benefit Life Insurance Company, (the "Company"), a stock life insurance company organized under the laws of the State of Kansas, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto, as may be amended from time to time (each an "Account"), and Neuberger Berman Management Inc. (the "Adviser"), a New York corporation, on behalf of the Neuberger Berman Investor Class shares of the Lehman Brothers Core Bond Fund, a series of Neuberger Berman Income Funds (the "Fund").

         WHEREAS, the shares of beneficial interest/common stock of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each a "Portfolio"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Adviser, which serves as administrator and investment adviser to the Fund, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company has issued or will issue certain variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

         WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

         WHEREAS, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios"), on behalf of the Account to fund the aforesaid Contracts;

         NOW, THEREFORE, in consideration of their mutual promises, the Company and the Adviser agree as follows:

ARTICLE I.  Sale of Fund Shares

     1.1. Subject to Article IX hereof, the Adviser agrees to make available to the Company for purchase on behalf of the Account, shares of the Designated Portfolios, such purchases to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Portfolios (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Adviser may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may suspend or terminate the offering of shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Designated Portfolio.

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     1.2. The Adviser shall cause the Fund to redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

     1.3. Purchase and Redemption Procedures

         (a) The Adviser hereby appoints the Company as an agent of the Fund for the limited purpose of receiving and accepting purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt and acceptance of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which a Designated Portfolio calculates its net asset value (a "Business Day") pursuant to the rules of the Securities and Exchange Commission ("SEC"), by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund's prospectus shall constitute receipt and acceptance by the Designated Portfolio on that same Business Day, provided that the Adviser receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

         (b) The Company shall pay for shares of each Designated Portfolio on the same Business Day that it notifies the Adviser of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Adviser or other designated person by wire to be received by 3:00 p.m. Eastern Time on the Business Day the Adviser is notified of the purchase request for Designated Portfolio shares (unless the Adviser determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account, or unless the Adviser otherwise determines and so advises the Company to delay the date of payment, to the extent the Fund may do so under the 1940 Act). If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Adviser's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Adviser or the Fund in connection with any advances to, or borrowing or overdrafts by, the Adviser or the Fund, or any similar expenses incurred by the Adviser or the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. Upon receipt by the Adviser of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Adviser.

         (c) Adviser shall cause payment for Designated Portfolio shares redeemed by the Account or the Company to be made by the Fund in federal funds transmitted by wire to the Company or any other designated person by 3 p.m. Eastern Time on the same Business Day the Adviser is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then-current prospectus.

         (d) Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Adviser's receipt and acceptance of such request, provided that, in the case of a

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purchase request, payment for Fund shares so requested is received by the
Adviser in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund's prospectus.

     1.4. The Adviser shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund's prospectus. If the Adviser provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. In the event that any such material error is the result of the gross negligence of the Adviser, or its designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at the Adviser's expense.

     1.5. The Adviser shall use its best efforts to furnish notice (by wire or telephone followed by written confirmation) to the Company of any income dividends or capital gain distributions payable on any Designated Portfolio shares by the record date, but in no event later than 6:30 p.m. Eastern Time on the ex-dividend date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Adviser shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

     1.6. Issuance and transfer of Fund shares shall be by book entry only. Share certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

     1.7.(a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies and the cash value of the Contracts may be invested in other investment companies.

         (b) The Company shall not, without prior notice to the Adviser (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

         (c) The Company shall not, without prior notice to the Adviser (unless otherwise required by applicable law), induce Contract owners to change or modify the Fund or change the Fund's investment adviser.

         (d) The Company shall not, without prior notice to the Adviser and the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board.

     1.8 The parties may agree, in lieu of the procedures set forth above in this Article 1, to place and settle trades for Fund shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II.  Representations and Warranties

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     2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account as a segregated asset account under Kansas insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

     2.2. The Adviser represents and warrants that Designated Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

     2.3. The Adviser represents and warrants that the Fund is lawfully organized and validly existing under the laws of the State of Delaware and that the Fund does and will comply in all material respects with the 1940 Act, including, without limitation, Rule 38a-1 under the 1940 Act.

     2.4. The Adviser represents and warrants that it is registered as an investment adviser with the SEC and that it does and will comply in all material respects with the Investment Advisers Act of 1940, including, without limitation, Rule 206(4)-7 under the Investment Advisers Act.

     2.5. The Adviser, on its own behalf and on behalf of the Fund, represents and warrants that all of the trustees/directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.6. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

     3.1. The Adviser shall provide the Company with as many printed copies of the current prospectus, current Statement of Additional Information ("SAI"), supplements, proxy statements, and annual or semi-annual reports of each Designated Portfolio (for distribution to Contract owners with value allocated to such Designated Portfolios) as the Company may reasonably request to deliver to existing Contract owners. If requested by the Company in lieu thereof, the Adviser shall provide such documents (including a "camera-ready" copy of such documents as set in type, a diskette in the form sent to the financial printer, or

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an electronic copy of the documents in a format suitable for posting on the
Company's website, all as the Company may reasonably request) and such other assistance as is reasonably necessary in order for the Company to have prospectuses, SAIs, supplements and annual or semi-annual reports for the Contracts and the Fund printed together in a single document or posted on the Company's web-site or printed individually by the Company if it so chooses. The expenses associated with printing and providing such documentation shall be as set forth in Article V.

     3.2. The Fund's prospectus shall state that the current SAI for the Fund is available.

     3.3. The Adviser shall provide the Company with information regarding the Fund's expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information substantially in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund, which consent shall not be unreasonably withheld.

     3.4. So long as, and to the extent the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or to the extent otherwise required by law, the Company shall, at the Company's option, follow one of the two methods described below to provide pass-through voting privileges to contract owners:

         (a) Provide a list of Contract owners with value allocated to a Designated Portfolio as of the record date to the Fund or its agent in order to permit the Fund to send solicitation material and gather voting instructions from Contract owners on behalf of the Company. The Company shall also provide such other information to the Fund as is reasonably necessary in order for the Fund to properly tabulate votes for Fund initiated proxies. In the event that the Company chooses this option, the Fund shall be responsible for properly "echo voting" shares of a Designated Portfolio for which no voting instructions have been received.

         (b) Solicit voting instructions from Contract holders itself and vote shares of the Designated Portfolio in accordance with instructions received from Contract holders. The Company shall vote the shares of the Designated Portfolios for which no instructions have been received in the same proportion as shares of the Designated Portfolio for which instructions have been received.

     3.5. The Company reserves the right to vote Fund shares held in its general account in its own right, to the extent permitted by applicable laws.

ARTICLE IV.  Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Adviser or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser is named. No such material shall be used until approved by the Adviser or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Adviser or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser is named, and no such material shall be used if the Adviser or its designee so objects.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser in connection with the sale of the Contracts

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other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Adviser or its designee, except with the permission of the Adviser or its designee.

     4.3. The Adviser, or its designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or the Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

     4.4. The Adviser shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

     4.5. The Adviser will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolios or their shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Adviser any complaints received from the Contract owners pertaining to the Fund or a Designated Portfolio.

     4.7. The Adviser will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Adviser will work with the Company so as to facilitate the solicitation of proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Adviser will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE V.  Fees and Expenses

     5.1. The Adviser shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Designated Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Fund in writing.

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     5.2. The Adviser shall pay, or cause to be paid, all expenses incident to the performance of the Adviser or Funds obligations under this Agreement. The Adviser shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Adviser shall bear or cause the Fund to bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

     5.3. The Adviser will pay or cause to be paid the expenses associated with printing, mailing, distributing, solicitation and tabulation of proxy materials to Contract owners with respect to proxies related to the Fund, consistent with applicable provisions of the 1940 Act. The Advisor shall also bear the expense of printing and postage with respect to Fund prospectuses, annual and semi-annual reports and all other Fund reports delivered to existing Contract owners with value allocated to one or more Designated Portfolios (regardless of whether such documents are printed by the Fund or the Company).

     5.4. The Company shall bear the expense of distributing all prospectuses and reports to shareholders (whether for existing Contract owners or prospective Contract owners). The Company shall bear the expense of printing copies of the prospectus for the Contracts for use with prospective Contract owners. The Company shall bear the expenses incident to (including the costs of printing) sales literature and other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) is named.

ARTICLE VI.  Qualification

         The Adviser represents and warrants that the Fund is or will be qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code,") and that it will maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

ARTICLE VII.  Indemnification

     7.1. Indemnification by the Company

         7.1(a). The Company agrees to indemnify and hold harmless each of the Fund and the Adviser and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Adviser within the meaning of Section 15 of the 1933 Act or who is under common control with the Fund or the Adviser (collectively, the "Indemnified Parties" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out

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          of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, or

               (ii) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, with respect to the sale or distribution of the Contracts, or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

               (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

            7.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

            7.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense

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thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

            7.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     7.2. Indemnification by the Adviser

            7.2(a). The Adviser agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (ii) arise out of or as a result of statements or representations by or on behalf of the Fund or the Adviser (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund or the Adviser) or wrongful conduct of the Adviser or the Fund with respect to the sale or distribution of the Contracts or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser or the Fund; or

               (iv) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Adviser or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Adviser or the Fund;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof.

            7.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

            7.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

            7.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE VIII.  Applicable Law

     8.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Kansas, without regard to the conflict of laws provisions thereof.

     8.2. This Agreement shall be subject to the provisions of the 1933 and 1940 Acts as well as the Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.  Termination

     9.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by six (6) months advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the other party based upon the Company's determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

     (c) termination by the Company by written notice to the other party in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (d) termination by the Adviser by written notice to the Company in the event that formal administrative proceedings are instituted against the Company by the National Association of Securities Dealers, Inc. (the "NASD"), the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Designated Portfolios' shares; provided, however, that the Adviser determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

     (e) termination by the Company by written notice to the other party in the event that formal administrative proceedings are instituted against the Fund or Adviser by the SEC or any state securities department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Adviser to perform its obligations under this Agreement; or

     (f) termination by the Company by written notice to the other party in the event that any Designated Portfolio ceases to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, or if the Company reasonably believes that any such Portfolio may fail to so qualify or comply; or

     (g) termination by the Adviser by written notice to the other parties, if either one or both the Fund and the Adviser, respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (h) termination by the Company by written notice to the other party, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (i) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Adviser of the date of substitution.

     9.2. Notwithstanding any termination of this Agreement, the Adviser shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Company seeks an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Company).

     9.3. Notwithstanding any termination of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive.

ARTICLE X.  Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Company:             Security Benefit Life Insurance Company
                                        Attention: General Counsel
                                        One Security Benefit Place
                                        Topeka, Kansas 66636 - 0001

         If to Adviser:                 Neuberger Berman Management Inc.
                                        Attention: General Counsel
                                        605 Third Avenue
                                        New York, New York 10158



ARTICLE XI.  Miscellaneous

     11.1. Subject to the requirements of legal process and regulatory authority, the Fund and the Adviser shall treat as confidential the names and addresses of the owners of the Contracts. Each party shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such information without the express written consent of the affected party until such time as such information has come into the public domain.

     11.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     11.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     11.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     11.5. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Kansas Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance operations of the Company are being conducted in a manner consistent with the Kansas insurance laws and regulations and any other applicable law or regulations.

     11.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     11.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

Security Benefit Life
Insurance Company                      By its authorized officer

                                       By: Thomas A. Swank
                                           ---------------------
                                       Title: Senior Vice President
                                              ---------------------
                                       Date: January 23, 2006
                                             ------------------

Neuberger Berman                       By its authorized officer
Management Inc.

                                       By:
                                           ----------------------
                                       Title: President

                                       Date: January 26, 2006

                                                                January 20, 2006



                                   SCHEDULE A



        ACCOUNT(S)                 CONTRACT(S)          DESIGNATED PORTFOLIO(S)

SBL VARIABLE ACCOUNT XIV             V6029        o  Neuberger Berman Core Bond
                                                     Fund - Investor Class

                                                     CUSIP #640915799

                                 AMENDMENT NO. 1

                                     TO THE

       PARTICIPATION AGREEMENT (VARIABLE ANNUITY) FOR RETAIL MUTUAL FUNDS


            THIS AMENDMENT, dated as of April 21, 2006, between SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company") and NEUBERGER BERMAN MANAGEMENT INC. (the "Adviser") is made to the Participation Agreement (Variable Annuity) for Retail Mutual Funds, dated as of January 20, 2006, as amended, between the Company and the Adviser (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.


            WHEREAS, the Company and the Adviser desire to amend the Agreement to make it applicable to the Trust Class and Advisor Class shares of all series of Neuberger Berman Equity Funds and Neuberger Berman Income Funds, in addition to the Investor Class shares of Lehman Brothers Core Bond Fund (the "Funds").


            NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:


         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.


         2. Notwithstanding anything to the contrary contained in the Agreement, the Adviser may from time to time update Schedule A to the Agreement, with a copy to the Company in due course, to add a new fund or portfolio, delete an inactive or terminated Fund or Portfolio, or reflect the change of name of a Fund or Portfolio. The establishment by the Company of an account in any fund, whether or not as yet reflected on an updated Schedule A, shall constitute the agreement by the Company and the Adviser to be bound by the provisions of this Agreement with respect to that fund.


         3. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.


         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

Security Benefit Life Insurance Company           NEUBERGER BERMAN

By: Gregory J. Garvin                             MANAGEMENT INC.

Name: Gregory J. Garvin

Title: Vice President                             By:  Robert Conti

                                                  Name:Robert Conti

                                                  Title:  Senior Vice President

(a)    April 21, 2006

                                      (b)

                                      (c)

                                 (d) Schedule A

-------------------------------------------------------------------------------------------------------
                                                            (h)
                                                            (i)                             NASDAQ
                                                                                          SYMBOL OF
                                                            (j) NN                       DESIGNATED
ACCOUNT(S)    CONTRACT(S)           AME OF DESIGNATED                   CUSIP OF          PORTFOLIO
                                   PORTFOLIO AND CLASS                DESIGNATED
                                                                       PORTFOLIO
-------------------------------------------------------------------------------------------------------
          SBL       V6029            NEUBERGER BERMAN
VARIABLE                      INCOME FUNDS, INVESTOR CLASS
ACCOUNT XIV
-------------------------------------------------------------------------------------------------------
                                        Lehman Brothers Core         (r)                (s)
                              Bond Fund, NB Investor Class           40915799           BCNX
-------------------------------------------------------------------------------------------------------
                                        NEUBERGER BERMAN
                              EQUITY FUNDS, TRUST CLASS
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBFCX
                              Focus Fund Trust Class                 506
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBGT
                              Guardian Fund Trust Class              209                X
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917   12.
                              International Fund Trust Class         704
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBMT
                              Manhattan Fund Trust Class             308                X
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBMO
                              Millennium Fund Trust Class            803                X
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBPTX
                              Partners Fund Trust Class              407
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman Real                  641224             NBRFX
                              Estate Fund Trust Class                845
-------------------------------------------------------------------------------------------------------
                                        Neuberger Berman                       640917             NBREX
                              Regency Fund Trust Class               886
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                      (h)
                                                      (i)                             NASDAQ
                                                                                   SYMBOL OF
                                                      (j) NN                       DESIGNATED
ACCOUNT(S) CONTRACT(S)       AME OF DESIGNATED                   CUSIP OF          PORTFOLIO
                            PORTFOLIO AND CLASS                DESIGNATED
                                                                PORTFOLIO
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       640917     NBSTX
                       Socially Responsive Fund Trust         860
                       Class
-----------------------------------------------------------------------------------------------
                                 NEUBERGER BERMAN
                       INCOME FUNDS, TRUST CLASS
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                        640916           NBLTX
                       Limited Maturity Bond Fund             201
                       Trust Class
-----------------------------------------------------------------------------------------------
                                                     (e) NNe
                       uberger Berman Equity Funds,
                       Advisor Class
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                        641224           NBFVX
                       Fasciano Fund Advisor Class            837
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                        64122            NBFAX
                       Focus Fund Advisor Class               M209
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                     (n)
                                                     (o)                            NASDAQ
                                                                                  SYMBOL OF
                                                     (p) NN                      DESIGNATED
ACCOUNT(S) CONTRACT(S)       AME OF DESIGNATED                   CUSIP OF         PORTFOLIO
                            PORTFOLIO AND CLASS                DESIGNATED
                                                                PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                     (x) NNe
                       uberger Berman Equity Funds,
                       Advisor Class
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBGU
                       Guardian Fund Advisor Class            M308              X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBMB
                       Manhattan Fund Advisor Class           M407              X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       641224            NBMV
                       Millennium Fund Advisor Class          829               X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBPBX
                       Partners Fund Advisor Class            M506
-----------------------------------------------------------------------------------------------

                                 AMENDMENT NO. 2

                                     TO THE

       PARTICIPATION AGREEMENT (VARIABLE ANNUITY) FOR RETAIL MUTUAL FUNDS



            THIS AMENDMENT, dated as of August 2, 2006, between SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company") and NEUBERGER BERMAN MANAGEMENT INC. (the "Adviser") is made to the Participation Agreement (Variable Annuity) for Retail Mutual Funds, dated as of January 20, 2006, as amended April 21, 2006, between the Company and the Adviser (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.

            WHEREAS, the Company and the Adviser desire to amend the Agreement add additional Accounts and Contracts that will purchase shares in the Designated Portfolios listed in Schedule A.

            NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

         2. Notwithstanding anything to the contrary contained in the Agreement, the Adviser may from time to time update Schedule A to the Agreement, with a copy to the Company in due course, to add a new fund or portfolio, delete an inactive or terminated Fund or Portfolio, or reflect the change of name of a Fund or Portfolio. The establishment by the Company of an account in any fund, whether or not as yet reflected on an updated Schedule A, shall constitute the agreement by the Company and the Adviser to be bound by the provisions of this Agreement with respect to that fund.

         3. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.



                                                         NEUBERGER BERMAN

         Security Benefit Life Insurance Company         MANAGEMENT INC.

         By: Thomas Swank

         Name: Thomas A. Swank                           By:Peter E. Sundman

         Title: Senior Vice President                    Name:  Peter E. Sundman

                                                         Title:  President

(a) August 2, 2006

                                      (b)

                                      (c)

                                 (d) Schedule A

----------------------------------------------------------------------------------------------------
                                                            (gg)
                                                            (hh)                             NASDAQ
                                                                                            SYMBOL OF
                                                            (ii) NN                         DESIGNATED
ACCOUNT(S)      CONTRACT(S)            AME OF DESIGNATED                   CUSIP OF          PORTFOLIO
                                      PORTFOLIO AND CLASS                DESIGNATED
                                                                          PORTFOLIO
----------------------------------------------------------------------------------------------------------
          SBL             V6029            NEUBERGER BERMAN
VARIABLE                         INCOME FUNDS, INVESTOR CLASS
ACCOUNT XIV     GV6323
SBL VARIABLE
ACCOUNT XVI
----------------------------------------------------------------------------------------------------------
                                           Lehman Brothers Core         (qq)               (rr)
                                 Bond Fund, NB Investor Class           40915799           BCNX
----------------------------------------------------------------------------------------------------------
                                           NEUBERGER BERMAN
                                 EQUITY FUNDS, TRUST CLASS
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBFCX
                                 Focus Fund Trust Class                 506
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBGT
                                 Guardian Fund Trust Class              209                X
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917   13.
                                 International Fund Trust Class         704
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBMT
                                 Manhattan Fund Trust Class             308                X
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBMO
                                 Millennium Fund Trust Class            803                X
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBPTX
                                 Partners Fund Trust Class              407
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman Real                  641224             NBRFX
                                 Estate Fund Trust Class                845
----------------------------------------------------------------------------------------------------------
                                           Neuberger Berman                       640917             NBREX
                                 Regency Fund Trust Class               886
----------------------------------------------------------------------------------------------------------

                                      -8-

----------------------------------------------------------------------------------------------------
                                                      (gg)
                                                      (hh)                             NASDAQ
                                                                                     SYMBOL OF
                                                      (ii) NN                         DESIGNATED
ACCOUNT(S)   CONTRACT(S)     AME OF DESIGNATED                       CUSIP OF        PORTFOLIO
                            PORTFOLIO AND CLASS                    DESIGNATED
                                                                    PORTFOLIO
----------------------------------------------------------------------------------------------------------
                                 Neuberger Berman                       640917            NBSTX
                       Socially Responsive Fund Trust         860
                       Class
-----------------------------------------------------------------------------------------------
                                 NEUBERGER BERMAN
                       INCOME FUNDS, TRUST CLASS
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       640916            NBLTX
                       Limited Maturity Bond Fund             201
                       Trust Class
-----------------------------------------------------------------------------------------------
                                                     (e) NNe
                       uberger Berman Equity Funds,
                       Advisor Class
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       641224            NBFVX
                       Fasciano Fund Advisor Class            837
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBFAX
                       Focus Fund Advisor Class               M209
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                     (n)
                                                     (o)                            NASDAQ
                                                                                  SYMBOL OF
                                                     (p) NN                      DESIGNATED
ACCOUNT(S) CONTRACT(S)       AME OF DESIGNATED                   CUSIP OF         PORTFOLIO
                            PORTFOLIO AND CLASS                DESIGNATED
                                                                PORTFOLIO
---------------------- -------------------------------------  ----------------- ---------------
                                                     (x) NNe
                       uberger Berman Equity Funds,
                       Advisor Class
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBGU
                       Guardian Fund Advisor Class            M308              X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBMB
                       Manhattan Fund Advisor Class           M407              X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       641224            NBMV
                       Millennium Fund Advisor Class          829               X
-----------------------------------------------------------------------------------------------
                                 Neuberger Berman                       64122             NBPBX
                       Partners Fund Advisor Class            M506
-----------------------------------------------------------------------------------------------

                             AMENDMENT NO. 3 TO THE

       PARTICIPATION AGREEMENT (VARIABLE ANNUITY) FOR RETAIL MUTUAL FUNDS


            THIS AMENDMENT, dated as of November 20, 2009, between SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company") and NEUBERGER BERMAN MANAGEMENT LLC (formerly known as Neuberger Berman Management Inc.) (the "Adviser") is made to the Participation Agreement (Variable Annuity) for Retail Mutual FUNDS, dated as of January 20, 2006, as amended, between the Company and the Adviser (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.


            WHEREAS, the Company and the Adviser desire to amend the Agreement to make it applicable to the Class A and Class R3 shares of all series of Neuberger Berman Equity Funds and Neuberger Berman Income Funds (the "Funds").


            WHEREAS, the Company intends to purchase Class R3 shares of all series of the Funds for the benefit of retirement plans investing in the Accounts.


            WHEREAS, the Adviser desires that Class A and Class R3 Shares of the Funds be available for purchase by the Company on behalf of its Accounts without the imposition of a sales load;


                  NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:


         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

         2. Company acknowledges that certain Funds may offer multiple classes of Shares and that certain classes are, or may become, closed to new investors. Specifically, only investors or Plans who established accounts in Investor Class Shares of a Fund prior to the offering of Class A or C Shares of such Fund and who have continuously maintained an account in such Shares may purchase Investor Class Shares. Additionally, Trust and Advisor class shares of Funds that also offer Class A and R3 shares, respectively, are only available to Participants if Security established an account in such Trust or Advisor class shares prior to October 15, 2009, and continuously maintains an account in such shares. Adviser shall provide 45 days written notice to Company when a Class of Shares is closed to new investors.

          3. Article V. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

            "5.1 With respect to Advisor, Investor and Trust Class Shares of the Funds, the Adviser shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Designated Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then the Fund may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Fund in writing.

              With respect to Class A shares and R3 shares, in consideration of the services provided, expenses incurred and cost savings accruing to the Adviser by virtue of having the Funds be made available for purchase by the Company on behalf of its Accounts, the Adviser shall pay the fees (the "Fees") set forth in Schedule B hereto. To the extent that a Fund has approved a plan pursuant to Rule 12b-1 under the 1940 Act, all or part of the fee with respect to that Fund may be payable from the proceeds of that plan."

     4. Schedule B is hereby added to the Agreement in the form attached hereto.

     5. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.





                                                                 NEUBERGER
                                                            BERMANMANAGEMENTLLC

         Security Benefit Life Insurance Company

         By: Douglas G. Wolff                                By Robert Conti

         Name: Douglas G. Wolff                              Name:  Robert Conti

         Title: Vice President                               Title:  President

                                   Schedule A
---------------------------------------------------------------------------------------------
                                                                                  NASDAQ
                                                                                SYMBOL OF
                                   NAME OF DESIGNATED                          DESIGNATED
ACCOUNT(S)    CONTRACT(S)          PORTFOLIO AND CLASS              CUSIP OF    PORTFOLIO
                                                                  DESIGNATED
                                                                   PORTFOLIO
---------------------------------------------------------------------------------------------
          SBL        V6029              Neuberger Berman Core
VARIABLE                      Bond Fund, Investor Class*
ACCOUNT XIV
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917506              NBFCX
                              Focus Fund Trust Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917209              NBGT
                              Guardian Fund Trust Class                       X
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917704    14.
                              International Fund Trust Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman Mid     640917308              NBMT
                              Cap Growth Fund Trust Class                     X
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917803              NBMO
                              Small Cap Growth Fund Trust                     X
                              Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917407              NBPTX
                              Partners Fund Trust Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman Real    641224845              NBRFX
                              Estate Fund Trust Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman         640917886              NBREX
                              Regency Fund Trust Class
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                  NASDAQ
                                                                                SYMBOL OF
                                   NAME OF DESIGNATED                          DESIGNATED
ACCOUNT(S)    CONTRACT(S)          PORTFOLIO AND CLASS          CUSIP OF        PORTFOLIO
                                                                DESIGNATED
                                                                PORTFOLIO
---------------------------------------------------------------------------------------------
                                        Neuberger Berman       640917860                NBSTX
                              Socially Responsive Fund Trust
                              Class
---------------------------------------------------------------------------------------------
                                        Neuberger Berman       640916201                NBLTX
                              Short Duration Bond Fund Trust
                              Class
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       64122M209                NBFAX
                              Focus Fund Advisor Class
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       64122M308                NBGU
                              Guardian Fund Advisor Class                         X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman Mid   64122M407                NBMB
                              Cap Growth Fund Advisor Class                       X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224829                NBMV
                              Small Cap Growth Fund Advisor                       X
                              Class
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       64122M506                NBPBX
                              Partners Fund Advisor Class
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224563                NBEAX
                              Select Equities Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224399                NLDA
                              Large Cap Disciplined Growth                        X
                              Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman Core  52522J793                LBIAX
                              Bond Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       52522J777                LBBAX
                              Strategic Income Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224522                NBHA
                              Climate Change Fund, Class A                        X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224522                NBHA
                              Equity Income Fund, Class A                         X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224431                NEMA
                              Emerging Markets Equity Fund,                       X
                              Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman Mid   641224266                NMGA
                              Cap Growth Fund, Class A                            X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224340                NGDA
                              Guardian Fund, Class A                              X
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                                  NASDAQ
                                                                                SYMBOL OF
                                   NAME OF DESIGNATED                          DESIGNATED
ACCOUNT(S)    CONTRACT(S)          PORTFOLIO AND CLASS          CUSIP OF        PORTFOLIO
                                                                DESIGNATED
                                                                PORTFOLIO
---------------------------------------------------------------------------------------------
                                        Neuberger Berman       641224175                NRAA
                              Socially Responsive Fund,                          X
                              Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224225                 NSNAX
                              Small Cap Growth Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman High 64128K702                 NHIAX
                              Income Bond Fund, Class A
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman Mid  641224233                 NMGR
                              Cap Growth Fund, Class R3                          X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224316                 NGDR
                              Guardian Fund, Class R3                            X
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224142                 NRAA
                              Socially Responsive Fund, Class                    X
                              R3
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224274                 NBNR
                              International Large Cap Fund,                      X
                              Class R3
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224957                 NLDR
                              Large Cap Disciplined Growth                       X
                              Fund, Class R3
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      641224183                 NSNAX
                              Small Cap Growth Fund, Class
                              R3
-----------------------------------------------------------------------------------------------
                                        Neuberger Berman      64128K876                 NHIRX
                              High Income Bond Fund, Class
                              R3
-----------------------------------------------------------------------------------------------
         * CLOSED TO NEW INVESTORS.

                                   SCHEDULE B

             In consideration of the services provided by the Company, the Adviser shall pay the Company an annualized fee of (i) 40 basis points for Class A Shares and (ii) 65 basis points for Class R3 Shares based on the daily average of the such Shares of the Funds held in each Account. These fees shall be billed by Company quarterly in arrears on a calendar quarter basis. Adviser may request information from Company to substantiate the daily average of the Shares of the Funds held in each Account, used to determine the quarterly fees. The parties agree to make a good faith effort to resolve all disputes as to the methodology for determining the aggregate assets of such Shares in each Account for each quarterly period and to apply such agreed upon methodology for subsequent quarterly periods. Except for delay in payment due to a reasonable dispute all payments will be paid to Company by wire within 30 days of receipt of the invoice.